9. Provisions	6 Months Ended
Jun. 30, 2019
Provisions [abstract]
Provisions

9.     Provisions

The Group recognized a  provision for the termination of the AFM11 program of €1.4 million as of June 30, 2019. The provision was recorded to reflect costs that the Group expects to be obligated to incur for services connected to the termination procedures. These costs are expected to be incurred within the next 12 months.